UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT
DECEMBER 31, 2011

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

29	The Olstein Strategic
Opportunities Fund

48	Combined Notes to
Financial Statements

58	Additional Information

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4	Letter to Shareholders

15	Expense Example

17	Schedule of Investments

22	Statement of Assets
and Liabilities

24	Statement of Operations

25	Statements of Changes
in Net Assets

26	Financial Highlights

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THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

During the fourth quarter of 2011, Class C shares of the Olstein All Cap Value Fund bounced back from the abysmal performance that characterized global equity markets in the third quarter to post a return of 11.91%, compared to a return of 11.82% for the S&P 500® Index and a return of 12.12% for the Russell 3000® Index over the same time period.  For the six-month reporting period ended December 31, 2011, Class C shares of the Fund had a return of -7.39%, compared to a return of -3.69% the S&P 500® Index and a return of -5.01% for the Russell 3000® Index.  Class C shares of the Fund continued their performance rebound during the first month of 2012, appreciating 7.98% compared to a return of 4.48% for the S&P 500® Index and a return of 5.05% for the Russell 3000® Index during the month of January 2012.

FACTORS AFFECTING PERFORMANCE

The stocks which contributed positively to performance for the six month reporting period included Home Depot, Apple, Cisco Systems, Intel, and TJX Companies.  Laggards during the six month reporting period included Ruby Tuesday, Ingersoll-Rand, Xerox, Whirlpool Corp., and Legg Mason, Inc.  The Fund eliminated its position in Whirlpool Corp. during the reporting period as our outlook for the company deteriorated due to weakened demand, higher market cost and aggressive discounting by global competitors.  As of December 31, 2011, the Fund continued to hold Ruby Tuesday, Ingersoll-Rand, Xerox, and Legg Mason.  Although, each one of these companies has

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/11, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was -5.25%, -3.73%, and 1.73%, respectively.  Per the Fund’s 10/31/11 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.30%.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

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been affected by the economic slowdown, it is our opinion that each has a business model currently generating excess cash flow that is not being properly valued by the market.

MARKET OUTLOOK

While the global economy continues to struggle with serious structural problems rooted in the debt build-up that triggered the Great Recession, we believe the investment landscape is not all gloom and doom.  At this stage of the economic recovery, we believe investors can find some relief and opportunities in greatly improved corporate financial performance.  More than three years from the onset of the Great Recession, most corporate balance sheets are in excellent shape and we have been able to identify many companies flush with cash and holding little to no, or rapidly decreasing, debt loads.

At the same time, we have also identified companies whose cash flow yields, earnings yields, and dividend yields are considerably higher than current government ten-year bond yields.  It is also important to realize that the companies and business models behind these yields have growth rates attached to them.  We believe the focus in 2012 will shift to how companies are deploying their record cash balances to either grow through value-added capital expenditures or thoughtful M&A activity or return excess cash to shareholders through dividends or stock buybacks.

OUR STRATEGY

At this stage of the economic recovery, we believe many analysts, investors and the press remain too focused on short-term factors that may not be relevant to long-term company valuations.  The extreme price volatility currently affecting the markets has resulted in a crisis of confidence as to whether or not underlying company fundamentals (operations) will have any relationship to market pricing.  Wall Street’s obsessive focus on short-term concerns has created many opportunities for the Fund to take advantage of increasing deviations between stock prices and our estimate of a company’s intrinsic value.  Investors reacting to the daily noise and news have created opportunities to buy companies with solid balance sheets and business models that generate excess cash flow even in tough economic times at bargain prices.  We believe that 2012 will be characterized by greater investor willingness to identify and invest in companies that have an ability to deliver long-term value to their shareholders that, in many cases, is not currently being recognized by the market.

PORTFOLIO REVIEW

We continue to focus on how individual companies have adapted their expectations, strategic plans and operations to recent bumpy economic conditions

THE OLSTEIN ALL CAP VALUE FUND

and how they have managed their assets to deliver future earnings to investors.  Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations compared to potential returns and deploys free cash flow to create shareholder value.  We believe that as the economic recovery eventually accelerates, companies with the aforementioned characteristics are poised to eliminate the valuation gaps created by the recent recession, continuing liquidity concerns, and overall investor negativity.

At December 31, 2011, the Olstein All Cap Value Fund portfolio consisted of 76 holdings with an average weighted market capitalization of $ 50.13 billion.  During the reporting period, the Fund initiated positions in eleven companies and strategically added to positions in fifteen companies.  Over the same time period, the Fund eliminated its holdings in eleven companies and strategically decreased its holdings in another fourteen companies.  Positions initiated during the last six months include: Apache Corp., Atmel Corp., Cliff Natural Resources, Inc., Freeport McMoran Copper & Gold, General Electric Company, Hewlett Packard, Korn/Ferry International, Schlumberger Ltd., Snap-On Inc., Staples, Inc., and U.S. Bancorp.  Positions eliminated during the past six months include: Adobe Systems, Inc., AllianceBernstein Holding L.P., W.R. Berkley Corp., Cintas Corp., Hanover Insurance Group, MasterCard Inc., Oshkosh Truck Corp., Proctor & Gamble, Quest Diagnostics, Inc., Rockwell Collins, Inc., and Whirlpool Corp.

FOCUSING ON VALUATION AND BUSINESS RISK
INSTEAD OF MARKET VOLATILITY

Despite all the turbulence in 2011, the Fund’s 3-year average annual return as of January 31, 2012 was 21.13%.  However, throughout the year, we continued

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/11, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was -5.25%, -3.73%, and 1.73%, respectively.  Per the Fund’s 10/31/11 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.30%.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN ALL CAP VALUE FUND

to read and hear from our shareholders on how bad markets were.  Liquidations in equity mutual funds continued throughout the past three year period (mostly at the wrong time) despite the overall positive three year period.

As always, the flames were fanned by the press accentuating the negatives in their daily coverage of the European sovereign debt crisis by comparing the crisis to the 2008 leverage and liquidity crash.  The 2011 market was characterized by high volatility which was exacerbated by high frequency traders  who are in and out of markets in milliseconds reacting to the events of the day.  In most cases, the daily news-driven volatility had little to do with the underlying company’s long-term normalized ability to generate excess cash flow (which eventually determines intrinsic values).  The volatility created a lack of confidence as to whether or not company fundamentals had any relationship to long-term market pricing, resulting in a reduction of time horizons over which Wall Street was willing to put their neck on the line, fearing extreme reaction to short term events.  Rather than relying on discussing a company’s normalized ability to produce free cash flow over two to three year periods to determine a company’s valuation, Wall Street was focusing on talking about quarterly misses and beats, buying and selling before and after quarterly earnings releases and three day to three month price targets.  Investors have reacted to the day-to-day gyrations of the overall market by reducing or selling their equity positions or have remained sidelined from the market out of fear of short-term price movements, especially down ones.  In today’s environment, we believe it is critical that investors understand the difference between price volatility and the risk of permanent loss of capital.  We believe that it is important to understand how the Fund evaluates a company’s business risk and assesses the probability of a permanent loss of capital (based on comparing our intrinsic value calculations derived from company fundamentals to market prices) rather than focusing on market volatility based on current events as the investment masses are.

Risk Tolerance

Before investing in equity securities or determining the level of commitment to equities in a broader portfolio of investments, an investor must first assess his or her level of risk tolerance — that is, the ability to absorb a permanent loss of capital.  To paraphrase value-investing legend Benjamin Graham, “the fact that a decline in the price of a security may occur does not mean the investor is running a true risk of loss.” As Graham points out, the concept of risk should apply only to a loss which is realized through an actual sale of a security or a permanent loss of capital due to a significant deterioration in a company’s financial position or fundamental operations.  Graham also points out that a permanent impairment of capital may, more frequently, be due to

THE OLSTEIN ALL CAP VALUE FUND

an investor paying substantially more for a security than its intrinsic worth.  “Olstein’s” modus operandi is to pay attention to price, price, price (relative to intrinsic value) before purchasing a security.  Good companies can be bad investments if purchased at the wrong price.

Since every equity investment may not perform as expected, an investor must consider whether his or her financial and psychological condition allow the riding out of a market downturn or the falling price of an equity security without engaging in panic selling.  Complicating an investor’s ability to determine his or her true level of risk tolerance is the widespread emphasis that many institutional investors, hedge funds (the so-called “smart money crowd”), financial advisors, and the media place on avoiding volatility – that is, the short-term up and down movements in overall market levels or in the price of a security.  As a result of this emphasis on avoiding short-term volatility, investors have become more focused on short-term price movements.  Risk management has become an exercise in reducing the impact of short-term price movements, especially downward price movements, on a portfolio’s current value.  Unfortunately, most methods utilized to avoid volatility involves derivatives and/or leverage which can be lethal when extraordinary events occur (e.g., Long Term Capital collapse in 1998).

Valuations and Required Discounts

The long-term value investor attempts to capitalize on market volatility by buying stocks at bargain prices created by short-term issues that are either cyclical in nature, the result of short-term problems, the reaction to negative market psychology or just plain investor misperception.  We are not particularly concerned as to whether or not the Fund’s recent purchases are currently underperforming the market or may continue to underperform for the next quarter.  Of more importance to the Fund is whether or not the sustainability of a company’s ability to generate free cash flow buoys our conviction to ride out periods of underperformance during which our stocks are working through what we believe are temporary problems.  If there is no negativity or misperception surrounding a stock, what would create the bargain (deviation between market price and intrinsic value) we perceive? When managing the risk of the Fund’s portfolio, we concern ourselves with the probability of loss over three to five year periods, not short term price fluctuations or volatility.  We manage the overall risk on a stock-by-stock basis as we build the portfolio.  First and foremost, we seek to mitigate risk by buying stocks at prices which, in our opinion, have a low probability two years later of selling for a price which is 20% lower than the price we are currently paying.  Thus, we attempt to reduce such downside risk by purchasing companies at prices which we believe already incorporate the belief by the investing public that

THE OLSTEIN ALL CAP VALUE FUND

the short term negativity currently affecting the company should continue for a long period of time or “forever”.  However, it is important to note that the  Fund could experience a permanent loss of capital in a stock if the circumstances leading to the current undervaluation and underperformance turn out to be longer lasting or more permanent than anticipated (we usually expect a turnaround to occur within two years).  More importantly, since our process seeks to accurately estimate sustainable future free cash flows, we are always concerned that our estimates are too optimistic and thus our valuations three to five years hence become unrealistic.  When it becomes apparent that our estimates of a company’s normalized ability to produce future free cash flow is wrong (and unfortunately we are wrong a certain percentage of the time), reducing our estimated intrinsic value to a level that no longer offers enough appreciation to take the risk of owning the stock, the stock is sold.  To mitigate the impact of incorrect valuations or investing in a classic “value trap,” we seek to buy companies selling at a significant discount to our determination of their intrinsic value.  By buying companies at a 30% or greater discount to our determination of their intrinsic value, we seek to mitigate the effects of additional price deterioration when we are wrong.

Analyzing Business Risk

Instead of focusing on short-term price movements of a company’s common stock, we develop a thorough understanding of company operations, its strategy and the effectiveness of its management team (as stewards of the company’s capital).  If a company was privately owned and had no public market price, the owners would not be assessing the value of the business on a daily, monthly or quarterly basis.  Owners of commercial enterprises assess risk on the basis of losing money on operations, not as to whether or not they would be forced to sell a company at an inopportune time.

Olstein believes that intrinsic risk is determined by a company’s financial strength, its ability to produce excess cash flow, the quality of earnings (balance sheet strength and the reality of the financial statements portrayal of company fundamentals) and our confidence in the predictability of future excess cash flow based on a company’s unique business fundamentals.  We judge portfolio risk on a stock by stock basis.  We could care less about conventional measurements of risk (such as Beta-volatility) but care a lot about the probability that an individual stock could lose more than 20% of its value over three to five year periods (permanent loss of capital as opposed to temporary loss).
Our analysis of a company and the risk we believe that we are taking focuses on how its operations generate sustainable free cash flow; the level of ongoing investment required to maintain and/or grow free cash flow and ultimately, how much of the company’s free cash flow is available to us as investors and

THE OLSTEIN ALL CAP VALUE FUND

not stock volatility.  Through a forensic analysis of a company’s financial statements, public filings and the footnotes contained therein we deepen our understanding of a company and its potential risks by assessing the quality of its earnings, the success of its strategy, the sustainability of its performance and impact of its management’s decisions on future free cash flow.

We do not have the capability of controlling what the public perceives at any point in time.  Perceptions of the investment masses, whether right or wrong, control both market volatility and individual stock volatility.  Misperceptions sometimes last longer and create value deviations that are deeper than we expect.  However, we are responsible for assessing a company’s business operations, balance sheets and management capabilities; comparing a company’s progress against our estimates of future normalized cash flow (determines a company’s value); and making the necessary adjustments.  If the value deviation widens, we buy more and as the deviation narrows we lower our commitment.

Thus Olstein does not define risk according to the volatility of the stock as we have little control over investment perceptions of the masses.  As previously stated, we seek to take advantage of downside volatility by buying when we think the price action has little to do with long-term fundamentals.  We also sell or reduce positions as valuation gaps narrow or unjustified optimism sets in.

PORTFOLIO EXAMPLES

Two stocks in our current portfolio exemplifying our long term philosophy are Sealed Air Corporation (SEE) and Intel Corporation (INTC).

Sealed Air manufacturers specialty packaging such as bubble wrap as well as packaging equipment.  The company acquired Diversey Holdings, a global provider of solutions to the cleaning and sanitation market.  Although the acquisition should be cash flow accretive during the first years, the market reacted negatively to the debt needed to acquire Diversey and forecast that first year earnings would be dilutive and down because of non-cash amortization charges.  Diversey sells its products into the same markets as Sealed Air, which presents material cross selling opportunities.  At $28.00 a share, we could understand the negativity but at the current price of $17.21 a share (as of December 31, 2011), we believe that the benefit to future earnings is not being recognized.

A December research report on Sealed Air seemed to be caught up in the  short term negativity surrounding the Diversey acquisition without any recognition given to the analyst’s own predictions or the precipitous drop in the stock price.  The analyst seemed indifferent toward Sealed Air because earnings would not take off for a few years.  His target price was $18 a share based on earnings that would stagnate at $1.75 a share for the next few years.  However, at the same time, the analyst projected earnings of $2.60 a share for

THE OLSTEIN ALL CAP VALUE FUND

2013.  We agree that SEE has to prove that the acquisition will benefit shareholders, but if the analyst is correct about 2013 earnings of $ 2.60 a share, we believe that the stock is ridiculously cheap at $17.00.  It is significant to note that we believe that buying negativity already built into a stock has the potential to limit downside risk.

Another current example:

Another example of obsessing on short term problems rather than long-term values is Intel Corporation (INTC) currently selling at $24.25 as of December 31, 2011, or ten times expected analysts’ earnings, with a dividend yield of 3.5% and a cap ex and research budget of $15 billion, a major portion of which is aimed at rectifying its lack of product in the growing smart phone and tablet market.

At the same time that analysts are dissing Intel, they are recommending ARM Holdings, a rapidly growing chip development company selling at 60 times estimated earnings because of the dominance of its chips in the smart phone market.  To us, ARM represents a stock priced to perfection.  There is even chatter that ARM will take market share from Intel in personal computers and servers.  A December research report on the ARM/Intel debate ignored the fact that Intel has already committed billions of dollars to become a meaningful participant in the markets in which ARM is enjoying success.

It was only in July that analysts were predicting that Intel’s earnings would peak at $2.00 a share and fall below that number going forward.  As of December, even the negative Intel reports, which were concluding that the stock is fully valued at $25.00 a share, were raising their estimates to $2.50-$2.75 a share for 2012.  Little credit is being given to the fact that INTC’s more expensive chips, which go into servers, are the backbone of the smart phone and tablet market and their sales are correlated to the number of smart phones in use.

We therefore are confused as to why analysts are not concerned by the high price/earnings ratio of ARM when Intel is going after them with a hydrogen bomb as opposed to a pistol.  We are putting our money on Intel, but if we are wrong, we believe that the current negativity surrounding the company in combination with a low price/earnings ratio and protected high dividend yield should limit the downside.  It is possible that ARM (an outstanding company) may continue to grow at above-average rates for a long period of time but watch out below if there are some disappointments along the way.

FINAL THOUGHTS

We believe that our methodology, which attempts to avoid long-term impairment of capital and does not react to short-term volatility or events (other

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than seek to take advantage of these events), penalizes investors with short-term horizons while providing our shareholders with 3 to 5 year time horizons with the potential to realize above-average long-term returns.  A long-term investor does not lose money because the stock price of their holdings experience short-term price movements and temporarily decline.  The chance of downside fluctuations are present in all securities and spending time analyzing these monthly swings or attempting to minimize these swings by giving up potential positive future long-term returns in our opinion is a poor use of time and capital.  As previously stated, it is our opinion that short-term price fluctuations have little to do with the measurement of risk if one’s investment horizon is three years or more.  It is our opinion that an astute investor should focus on understanding a business and its potential to generate sustainable free cash flow, which ultimately determines its value.  After identifying companies that meet well-defined investment criteria, we believe that an investor should then take advantage of market volatility and downward price movements to buy such companies at advantageous prices that increase the chance of a long-term successful investment.

We value your trust and remind you that our money is invested alongside yours.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chief Investment Officer	Co-Portfolio Manager

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see “Details”).

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	12/31/03	$38,853
9/30/95	10,010	3/31/04	40,870
12/31/95	10,261	6/30/04	41,297
3/31/96	10,882	9/30/04	39,043
6/30/96	11,462	12/31/04	43,146
9/30/96	11,713	3/31/05	42,640
12/31/96	12,760	6/30/05	42,302
3/31/97	13,327	9/30/05	43,749
6/30/97	14,602	12/31/05	44,350
9/30/97	17,250	3/31/06	46,566
12/31/97	17,205	6/30/06	44,241
3/31/98	19,851	9/30/06	46,836
6/30/98	18,468	12/31/06	50,755
9/30/98	15,499	3/31/07	51,863
12/31/98	19,788	6/30/07	55,536
3/31/99	20,717	9/30/07	53,029
6/30/99	25,365	12/31/07	49,012
9/30/99	23,675	3/31/08	42,447
12/31/99	26,692	6/30/08	40,189
3/31/00	28,170	9/30/08	38,452
6/30/00	28,899	12/31/08	27,545
9/30/00	30,596	3/31/09	24,767
12/31/00	30,142	6/30/09	30,102
3/31/01	30,207	9/30/09	35,648
6/30/01	36,192	12/31/09	37,741
9/30/01	28,213	03/31/10	40,392
12/31/01	35,340	06/30/10	35,788
3/31/02	38,259	09/30/10	39,695
6/30/02	33,797	12/31/10	43,845
9/30/02	25,870	03/31/11	45,276
12/31/02	28,528	06/30/11	45,310
3/31/03	26,226	09/30/11	37,497
6/30/03	31,448	12/31/11	41,962
9/30/03	33,797

Details:

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN ALL CAP VALUE FUND

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market.  Investors cannot actually make investments in either index.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 17.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s website at www.olsteinfunds.com.

Not FDIC insured / Not bank-guaranteed / May lose value.

Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of December 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 – December 31, 2011.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual
Class C	$1,000.00	$ 926.10	$11.23
Adviser Class	$1,000.00	$ 929.50	$ 7.61
Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.47	$11.74
Adviser Class	$1,000.00	$1,017.24	$ 7.96

*
Expenses are equal to the Fund’s annualized expense ratio of 2.32% and 1.57% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2011

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2011 (Unaudited)

COMMON STOCKS – 96.6%

AIR FREIGHT & LOGISTICS – 1.2%	Shares	Value
FedEx Corp.	72,000	$6,012,720

AIRLINES – 1.3%
Delta Air Lines, Inc. (a)	835,000	6,755,150

AUTO COMPONENTS – 0.8%
Genuine Parts Company	65,000	3,978,000

BEVERAGES – 3.7%
The Coca-Cola Company	55,000	3,848,350
Constellation Brands, Inc. – Class A (a)	345,000	7,131,150
Dr Pepper Snapple Group, Inc.	203,000	8,014,440
		18,993,940

BIOTECHNOLOGY – 1.4%
Life Technologies Corporation (a)	189,000	7,353,990

CAPITAL MARKETS – 4.9%
BlackRock, Inc.	36,300	6,470,112
The Charles Schwab Corporation	604,000	6,801,040
Legg Mason, Inc.	271,000	6,517,550
Morgan Stanley	378,000	5,719,140
		25,507,842

CHEMICALS – 1.8%
E. I. du Pont de Nemours & Company	201,000	9,201,780

COMMERCIAL BANKS – 1.3%
U.S. Bancorp	245,000	6,627,250

COMMERCIAL SERVICES & SUPPLIES – 2.4%
Avery Dennison Corporation	320,000	9,177,600
Korn/Ferry International (a)	200,000	3,412,000
		12,589,600

COMMUNICATIONS EQUIPMENT – 1.6%
Cisco Systems, Inc.	450,000	8,136,000

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.6% – continued

COMPUTERS & PERIPHERALS – 3.8%	Shares	Value
Apple Inc. (a)	20,000	$8,100,000
Hewlett-Packard Company	254,000	6,543,040
International Business Machines Corporation (IBM)	26,000	4,780,880
		19,423,920

CONSUMER FINANCE – 2.4%
American Express Company	108,000	5,094,360
Equifax, Inc.	195,000	7,554,300
		12,648,660

CONTAINERS & PACKAGING – 2.4%
Sealed Air Corporation	358,000	6,161,180
Sonoco Products Company	183,000	6,031,680
		12,192,860

DIVERSIFIED FINANCIAL SERVICES – 1.3%
JPMorgan Chase & Co.	199,000	6,616,750

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.9%
Agilent Technologies, Inc. (a)	199,000	6,951,070
Thermo Fisher Scientific, Inc. (a)	173,000	7,779,810
		14,730,880

ENERGY EQUIPMENT & SERVICES – 0.6%
Schlumberger Limited (b)	47,000	3,210,570

HEALTH CARE EQUIPMENT & SUPPLIES – 9.3%
Baxter International Inc.	132,000	6,531,360
Becton, Dickinson and Company	92,000	6,874,240
CareFusion Corporation (a)	270,000	6,860,700
Covidien PLC (b)	150,000	6,751,500
DENTSPLY International Inc.	150,000	5,248,500
Stryker Corporation	164,000	8,152,440
Zimmer Holdings, Inc. (a)	148,000	7,906,160
		48,324,900

HEALTH CARE PRODUCTS – 1.3%
Johnson & Johnson	105,000	6,885,900

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.6% – continued

HEALTH CARE PROVIDERS & SERVICES – 0.9%	Shares	Value
Henry Schein, Inc. (a)	71,000	$4,574,530

HOTELS, RESTAURANTS & LEISURE – 1.5%
International Game Technology	459,000	7,894,800

HOUSEHOLD DURABLES – 4.9%
Harman International Industries, Incorporated	308,000	11,716,320
Newell Rubbermaid Inc.	530,000	8,559,500
Snap-on Incorporated	102,000	5,163,240
		25,439,060

HOUSEHOLD PRODUCTS – 0.7%
Kimberly-Clark Corporation	50,000	3,678,000

INDUSTRIAL CONGLOMERATES – 5.0%
3M Co.	66,000	5,394,180
General Electric Company	354,000	6,340,140
Teleflex Incorporated	127,000	7,783,830
Tyco International Ltd. (b)	135,000	6,305,850
		25,824,000

INSURANCE – 1.1%
The Chubb Corporation	79,000	5,468,380

IT SERVICES – 0.7%
Accenture PLC – Class A (b)	70,000	3,726,100

MACHINERY – 4.2%
Cummins Inc.	66,000	5,809,320
Ingersoll-Rand PLC – Class A (b)	275,000	8,379,250
The Timken Company	190,000	7,354,900
		21,543,470

MANAGEMENT CONSULTING SERVICES – 1.5%
ABB Limited – ADR (b)	420,000	7,908,600

MEDIA – 1.8%
The Walt Disney Company	242,000	9,075,000

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.6% – continued

METALS & MINING – 1.2%	Shares	Value
Cliffs Natural Resources Inc.	50,000	$3,117,500
Freeport-McMoRan Copper & Gold Inc.	82,000	3,016,780
		6,134,280

MULTILINE RETAIL – 1.6%
Macy’s, Inc.	265,000	8,527,700

OFFICE ELECTRONICS – 2.1%
Xerox Corporation	1,363,000	10,849,480

OIL & GAS – 3.5%
Apache Corporation	37,000	3,351,460
ConocoPhillips	85,000	6,193,950
Exxon Mobil Corporation	98,000	8,306,480
		17,851,890

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.7%
Jones Lang LaSalle, Incorporated	147,500	9,035,850

RESTAURANTS – 2.2%
McDonald’s Corporation	39,000	3,912,870
Ruby Tuesday, Inc. (a)	1,075,000	7,417,500
		11,330,370

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 6.5%
Analog Devices, Inc.	195,000	6,977,100
Atmel Corporation (a)	495,000	4,009,500
Entegris Inc. (a)	572,000	4,990,700
Intel Corporation	465,000	11,276,250
Teradyne, Inc. (a)	483,000	6,583,290
		33,836,840

SOFTWARE – 2.2%
Microsoft Corporation	444,000	11,526,240

SPECIALTY RETAIL – 8.2%
Ascena Retail Group, Inc. (a)	180,000	5,349,600
Bed Bath & Beyond, Inc. (a)	92,800	5,379,616
The Home Depot, Inc.	187,000	7,861,480

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.6% – continued

SPECIALTY RETAIL – 8.2% – continued	Shares	Value
Lowe’s Companies, Inc.	338,300	$8,586,054
PetSmart, Inc.	100,000	5,129,000
Staples, Inc.	459,000	6,375,510
The TJX Companies, Inc.	61,000	3,937,550
		42,618,810

TEXTILES, APPAREL & LUXURY GOODS – 0.7%
NIKE, Inc. – Class B	35,000	3,372,950

TOTAL COMMON STOCKS (Cost $479,554,472)		499,407,062

SHORT-TERM INVESTMENTS – 3.6%

MONEY MARKET FUNDS (c) – 3.6%
Fidelity Institutional Money Market Portfolio – Class I, 0.19%	16,910,588	16,910,588
The Liquid Assets Portfolio – Institutional Shares, 0.16%	1,871,541	1,871,541

TOTAL SHORT-TERM INVESTMENTS (Cost $18,782,129)		18,782,129

TOTAL INVESTMENTS – 100.2%
(Cost $498,336,601)		518,189,191

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,267,774)

TOTAL NET ASSETS – 100.0%		$516,921,417

ADR American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2011 (Unaudited)

Assets:
Investments, at value
(cost $498,336,601)	$518,189,191
Receivable for securities sold	343,052
Receivable for capital shares sold	35,625
Dividends and interest receivable	734,534
Other assets	70,050
Total Assets	$519,372,452

Liabilities:
Payable for capital shares redeemed	681,577
Distribution expense payable	1,043,869
Payable to Investment Manager (See Note 5)	440,133
Payable for shareholder servicing and accounting costs	132,743
Payable to Trustees	39,078
Accrued expenses and other liabilities	113,635
Total Liabilities	2,451,035
Net Assets	$516,921,417

Net Assets Consist of:
Capital stock	$730,446,745
Accumulated net realized loss on investments sold	(233,377,918)
Net unrealized appreciation on investments	19,852,590
Total Net Assets	$516,921,417

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$461,853,400
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	38,392,878
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$12.03

ADVISER CLASS:
Net Assets	$55,068,017
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,055,324
Net asset value, offering and redemption price per share	$13.58

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2011
(Unaudited)
Investment Income:
Dividend income	$4,538,643
Interest income	14,752
Total investment income	4,553,395

Expenses:
Investment management fee (See Note 5)	2,683,337
Distribution expense – Class C (See Note 6)	2,399,511
Distribution expense – Adviser Class (See Note 6)	70,957
Shareholder servicing and accounting costs	371,055
Administration fee	174,055
Professional fees	101,814
Trustees’ fees and expenses	73,686
Federal and state registration	36,224
Reports to shareholders	31,071
Custody fees	27,123
Other	40,556
Total expenses	6,009,389
Net investment loss	(1,455,994)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	16,874,502
Change in unrealized appreciation/depreciation on investments	(61,964,476)
Net realized and unrealized loss on investments	(45,089,974)
Net Decrease in Net Assets Resulting from Operations	$(46,545,968)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2011	Year Ended
	(Unaudited)	June 30, 2011
Operations:
Net investment loss	$(1,455,994)	$(4,795,771)
Net realized gain on investments	16,874,502	76,319,273
Change in unrealized appreciation/depreciation on investments	(61,964,476)	68,120,048
Net increase (decrease) in net assets resulting from operations	(46,545,968)	139,643,550

Net decrease in net assets from
Fund share transactions (Note 7)	(49,876,410)	(68,518,547)

Total Increase (Decrease) in Net Assets	(96,422,378)	71,125,003

Net Assets:
Beginning of period	613,343,795	542,218,792
End of period	$516,921,417	$613,343,795

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2011		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value –
Beginning of Period	$12.99		$10.26	$8.63	$11.57	$19.05	$16.37
Investment Operations:
Net investment loss(1)	(0.04)		(0.11)	(0.09)	(0.04)	(0.10)	(0.13)
Net realized and unrealized
gain (loss) on investments	(0.92)		2.84	1.72	(2.86)	(4.55)	4.18
Total from
investment operations	(0.96)		2.73	1.63	(2.90)	(4.65)	4.05
Distributions from net
realized gain on investments	—		—	—	(0.04)	(2.83)	(1.37)
Net Asset Value –
End of Period	$12.03		$12.99	$10.26	$8.63	$11.57	$19.05
Total Return‡	(7.39	)%*	26.61%	18.89%	(25.10)%	(27.63)%	25.53%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.32	%**	2.29%	2.31%	2.33%	2.23%	2.19%
Net investment loss	(0.62	)%**	(0.87)%	(0.82)%	(0.41)%	(0.67)%	(0.73)%
Portfolio turnover rate(2)	22.40%		39.28%	47.90%	103.79%	98.00%	79.57%
Net assets at end of
period (000 omitted)	$461,853		$548,301	$488,580	$478,527	$860,438	$1,508,138

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2011		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value –
Beginning of Period	$14.61		$11.45	$9.56	$12.72	$20.49	$17.39
Investment Operations:
Net investment income (loss)(1)	0.01		(0.02)	(0.01)	0.03	0.01	0.00 (2)
Net realized and unrealized
gain (loss) on investments	(1.04)		3.18	1.90	(3.15)	(4.95)	4.47
Total from
investment operations	(1.03)		3.16	1.89	(3.12)	(4.94)	4.47
Distributions from net
realized gain on investments	—		—	—	(0.04)	(2.83)	(1.37)
Net Asset Value –
End of Period	$13.58		$14.61	$11.45	$9.56	$12.72	$20.49
Total Return	(7.05	)%*	27.60%	19.77%	(24.56)%	(27.06)%	26.48%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.57	%**	1.54%	1.56%	1.58%	1.48%	1.44%
Net investment income (loss)	0.13	%**	(0.12)%	(0.07)%	0.34%	0.08%	0.02%
Portfolio turnover rate(3)	22.40%		39.28%	47.90%	103.79%	98.00%	79.57%
Net assets at end of
period (000 omitted)	$55,068		$65,043	$53,639	$59,559	$154,059	$304,952

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

30	Letter to Shareholders

37	Expense Example

39	Schedule of Investments

42	Statement of Assets
and Liabilities

44	Statement of Operations

45	Statements of Changes
in Net Assets

46	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

During the fourth quarter of 2011, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund bounced back from the terrible performance that characterized global equity markets in the third quarter to post a return of 14.13%, compared to a return of 11.82% for the S&P 500® Index and a return of 14.52% for the Russell 2500™ Index over the same time period.  For the six-month reporting period ended December 31, 2011, load-waived Class A shares of the Fund had a return of -10.26% compared to -3.69% for the S&P 500® Index, and a return of -9.78% for the Russell 2500® Index over the same time period.

MARKET OUTLOOK

While the global economy continues to struggle with serious structural problems — specifically the European debt crisis and downgrade of U.S. sovereign debt — we believe that the investment landscape is not all gloom and doom.  At this stage of the economic recovery, we believe that investors can find some relief and opportunities in greatly improved corporate financial performance.  More than three years from the onset of the Great Recession, company balance sheets are in great shape with many companies flush with cash and holding little to no, or rapidly decreasing, debt loads.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 12/31/11 for the one-year period, three-year period and five-year period assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was -12.71%, 18.30%, and -0.57%, respectively.  Per the Fund’s 10/31/11 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 2.06% and the net expense ratio was 1.60% after contractual expense waiver and/or reimbursement.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Not only are cash flow yields and earnings yields considerably higher than current government bond yields, it is also important to realize that the companies and business models behind these yields have growth rates attached to them.  We believe that the focus in 2012 will shift to how companies are deploying their record cash balances to grow through value-added capital expenditures or thoughtful M&A activity, or to return excess cash to shareholders through dividends or stock buybacks.

PORTFOLIO AND PERFORMANCE REVIEW

At December 31, 2011, the Fund’s portfolio consisted of 36 holdings with an average weighted market capitalization of $2.88 billion.  Throughout the six-month reporting period ending December 31, 2011, we continued to modify the portfolio to maintain what we believed was the appropriate defensive posture in light of market volatility, while at the same time, capitalizing on that volatility to take advantage of compelling buying opportunities in what we believe are well-run, well-capitalized companies selling at significant discounts to our determination of their intrinsic value.

Our Leaders

Notable gainers in the Fund’s portfolio during the six-month reporting period included: Mistras Group, a technical services company that evaluates the structural integrity of critical energy, industrial and public infrastructure; Thor Industries, a manufacturer of recreational and commercial vehicles; Korn/Ferry International, an executive search firm; Team Inc., a provider of specialty maintenance and construction services for maintaining high temperature and high pressure piping systems used in heavy industries; and Schweitzer-Mauduit International, a cigarette paper and paper products company.

Our Laggards

The biggest detractors from performance during the six-month reporting period included casual dining restaurant company, Ruby Tuesday; global investment management firm, Janus Capital Group; worldwide designer, manufacturer, and marketer of material handling systems and services, Columbus McKinnon Corp.; specialty materials and chemicals producer, Ferro Corp.; and specialty footwear and apparel manufacturer, Rocky Brands, Inc.

During the reporting period, the Fund eliminated its position in Ferro Corp. over concerns that mounting inventories within its solar business were an early indication of softening demand not fully recognized by the market or accounted for in the company’s stock price.  Our concerns regarding Ferro were confirmed when the company’s stock dropped more than 50% from the level at which we sold it to the end of the year.  Conversely, we took advantage of what we viewed as favorable pricing to increase the Fund’s commit-

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

ment to Janus Capital Group, Columbus McKinnon, Ruby Tuesday, and Rock Brands during the reporting period.

PORTFOLIO ACTIVITY

During the reporting period, the Fund initiated positions in six companies and strategically added to established positions in seven companies.  Positions initiated during the reporting period include: Avery Dennison Corp., Jones Lang LaSalle, Inc., Korn/Ferry International, Mistras Group, Inc., Stein Mart Inc., and Thor Industries Inc.

Over the same time period, the Fund eliminated its holdings in eight companies and strategically reduced positions in another four companies.  We sold or reduced positions in companies that either reached our valuation levels or where changing conditions or new information resulted, in our opinion, in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  Positions eliminated during the six-month reporting period include: AllianceBernstein Holding, L.P., Barrett Business Services, Inc., W.R. Berkley Corp., Cheesecake Factory, Inc., Cintas Corp., DSW Inc., Ferro Corp., and Oshkosh Truck Corp.

REVIEW OF ACTIVIST HOLDINGS

As of December 31, 2011, the Fund was invested in eight activist situations, which represented approximately 26% of the Fund’s equity investments and four of its top ten holdings.  In general, these situations fit our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor, or Olstein Capital Management seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of December 31, 2011 include global asset management firm, Legg Mason Inc.; audio products and electronic systems manufacturer, Harman International; business technology and services company, NCR Corp.; casual dining restaurant company, Ruby Tuesday, Inc.; medical technology company, CareFusion; musical instruments manufacturer, Steinway Musical Instruments; funeral services products company, Hillenbrand, Inc.; and document equipment, software and services company, Xerox Corporation.  We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe that the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

As with all of our activist situations, one of the most important variables we consider, especially during rocky economic times, is “how long will it take for this company to improve its operations and results?” Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value over the next three to five years, we are willing to wait as operating results improve if we are being sufficiently rewarded for the risk we have taken, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

THE IMPORTANCE OF A PROPER PERSPECTIVE

As we begin a new year and look back on the previous one, we are reminded of the importance of maintaining a proper perspective when investing in equities.  For all the upheaval that rocked global equity markets in 2011 (the Japanese earthquake; the ongoing debt crises in several European countries; and the downgrade of U.S. sovereign debt), the S&P 500® Index actually ended the year slightly ahead of where it began with a total return of 2.11% for 2011, while the Russell 2500® Index had a return of -2.51% for the year.  While the Fund underperformed these indices for the calendar year, it is important to remind our shareholders that for the past three years, which corresponds to our suggested minimum holding period, the Fund has done extremely well on both an absolute and relative basis.  For the three year period ended December 31, 2011, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund have had an average annual return of 20.55% compared to an average annual return of 18.41% for the Russell 2500® Index and an average annual return of 14.11% for the S&P 500® Index.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 12/31/11 for the one-year period, three-year period and five-year period assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was -12.71%, 18.30%, and -0.57%, respectively.  Per the Fund’s 10/31/11 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 2.06% and the net expense ratio was 1.60% after contractual expense waiver and/or reimbursement.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

It is not our intent to tout our three year track record (although we are extremely proud of it); rather, we cite this record to illustrate an important point about setting longer term investment objectives in general and the patience required to achieve one’s goals in a value-oriented strategy in particular.  The three year track record we cite began on January 1, 2009 – an extremely uncertain and daunting time for equity investors.  In the calendar quarter prior to January 1, 2009, the global financial system teetered on the brink of total collapse as Lehman Brothers failed.  In the weeks following that start date, the bottom fell out from under equity markets with the Dow Jones Industrial Average reaching a historic low on March 9, 2009.  While the overwhelming majority of investors were understandably terrified of the extraordinary events unfolding in that short time frame (from September 2008 to March 2009), and while past performance is not necessarily indicative of future results, those that stayed invested in the Fund have been rewarded with excellent returns over the past three years.

Remaining committed to an investment strategy during such trying circumstances requires extraordinary discipline.  It is often more difficult to maintain such a commitment when investing in a value strategy during such tenuous times as the stocks of companies facing unique challenges and choices tend to be hit the hardest during any market downturn.  Such was the situation we faced again in the latter half of 2011, as the European debt crisis and downgrade of U.S. sovereign debt wreaked havoc on U.S. equity markets and hit certain sectors and companies extremely hard.

We never stand still and this was especially true during the last half of 2011.  As we have done in the past, rather than dwell on mistakes, we re-examined every portfolio holding to retest our investment thesis under the new and challenging environment presented by the European debt crisis.  We eliminated the stocks of companies that we believed did not offer an optimal risk-reward tradeoff or whose upside potential was severely compromised by the expected slowdown in global economic growth.  We initiated positions or increased holdings in companies that we believed were automatically, yet unfairly, penalized by the market in reaction to the European sovereign debt crisis.  Despite the negativity surrounding markets in the latter half of 2011, we believe that the Fund owned companies with unique business models, strong balance sheets, and the ability to withstand any economic slowdown and, at the same time, were selling at a material discount to our determination of private market value.  We expect these valuation gaps to be closed in the near future.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

SOME FINAL THOUGHTS ON THE NATURE OF
ECONOMIC RECOVERIES

Economic and stock market recoveries are rocky and do not follow a rational course.  Fear and uncertainty, fueled by troubling events similar to those that unfolded in 2011, combined with both good and disappointing economic data, usually result in the type of market volatility we witnessed during the last six months of the year.  While market dips present us with potential buying opportunities (following our strict stock selection criteria), low stock prices are not the sole criteria for buying companies for the portfolio.  Additional criteria include strong balance sheets, well run operations, and company managements with a disciplined track record of improving the returns of the business.

In conclusion, the Fund’s portfolio primarily consists of fiscally strong, excess-cash-flow companies whose businesses, in our opinion, are primed to provide suitable returns whether or not the rebound is modest or accelerated.  We believe that the best approach for an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic value.

We continue to invest our money alongside yours, value your trust and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

For a complete listing of the Olstein Strategic Opportunity Fund’s portfolio holdings, please see the Schedule of Investments starting on page 39.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Olstein Strategic Opportunities Fund’s investment philosophy.  Do not make investments based on the securities referenced above.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Olstein Funds will achieve their investment objectives.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information.  Investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.  The Russell 2500® Index includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase.

Not FDIC insured / Not bank-guaranteed / May lose value.  Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 – December 31, 2011.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual
Class A	$1,000.00	$ 897.40	$ 7.63
Class C	$1,000.00	$ 894.10	$11.19
Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.09	$ 8.11
Class C	$1,000.00	$1,013.32	$11.89

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/366.

Allocation of Portfolio Assets as a percentage of investments
December 31, 2011

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2011 (Unaudited)

COMMON STOCKS – 99.1%

AUTO COMPONENTS – 2.4%	Shares	Value
Dorman Products, Inc. (a)	13,000	$480,090

BEVERAGES – 2.7%
Constellation Brands, Inc. – Class A (a)	26,000	537,420

BIOTECHNOLOGY – 2.2%
Life Technologies Corporation (a)	11,000	428,010

CAPITAL MARKETS – 7.0%
Janus Capital Group Inc.	96,000	605,760
Legg Mason, Inc.	33,000	793,650
		1,399,410

COMMERCIAL SERVICES & SUPPLIES – 9.2%
Avery Dennison Corporation	21,000	602,280
Brady Corporation – Class A	15,000	473,550
Korn/Ferry International (a)	15,000	255,900
Team, Inc. (a)	17,000	505,750
		1,837,480

COMPUTERS & PERIPHERALS – 1.4%
NCR Corporation (a)	17,000	279,820

CONSUMER SERVICES – 2.7%
Hillenbrand, Inc.	24,000	535,680

ELECTRONIC EQUIPMENT & INSTRUMENTS – 6.6%
CTS Corporation	67,000	616,400
Measurement Specialties, Inc. (a)	25,000	699,000
		1,315,400

HEALTH CARE EQUIPMENT & SUPPLIES – 4.2%
CareFusion Corporation (a)	16,000	406,560
DENTSPLY International Inc.	12,000	419,880
		826,440

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 99.1% – continued

HOUSEHOLD DURABLES – 8.0%	Shares	Value
Harman International Industries, Incorporated	27,000	$1,027,080
Snap-on Incorporated	11,000	556,820
		1,583,900

INDUSTRIAL CONGLOMERATES – 7.2%
Standex International Corporation	15,000	512,550
Teleflex Incorporated	15,000	919,350
		1,431,900

LEISURE EQUIPMENT & PRODUCTS – 0.9%
Steinway Musical Instruments, Inc. (a)	7,000	175,280

MACHINERY – 4.8%
Columbus McKinnon Corporation (a)	30,000	380,700
The Timken Company	15,000	580,650
		961,350

MOTOR HOMES – 0.8%
Thor Industries, Inc.	6,000	164,580

MULTILINE RETAIL – 4.1%
Macy’s, Inc.	25,000	804,500

OFFICE ELECTRONICS – 4.4%
Xerox Corporation	110,000	875,600

PAPER & FOREST PRODUCTS – 1.5%
Schweitzer-Mauduit International, Inc.	4,500	299,070

PROFESSIONAL SERVICES – 1.5%
Mistras Group, Inc. (a)	12,000	305,880

REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.3%
Jones Lang LaSalle, Incorporated	10,700	655,482

RESTAURANTS – 5.0%
Ruby Tuesday, Inc. (a)	145,000	1,000,500

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 11.5%
Entegris Inc. (a)	110,000	959,750

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 99.1% – continued

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 11.5% – continued	Shares	Value
Microsemi Corporation (a)	40,000	$670,000
Teradyne, Inc. (a)	48,000	654,240
		2,283,990

SPECIALTY RETAIL – 5.2%
Ascena Retail Group, Inc. (a)	14,000	416,080
The Finish Line, Inc. – Class A	13,000	250,705
Stein Mart, Inc. (a)	54,000	367,740
		1,034,525

TEXTILES, APPAREL & LUXURY GOODS – 2.5%
Rocky Brands, Inc. (a)	56,000	505,120

TOTAL COMMON STOCKS (Cost $19,592,079)		19,721,427

SHORT-TERM INVESTMENTS – 1.6%

MONEY MARKET FUNDS (b) – 1.6%
Fidelity Institutional Money Market Portfolio – Class I, 0.19%	275,709	275,709
The Liquid Assets Portfolio – Institutional Shares, 0.16%	48,732	48,732
TOTAL SHORT-TERM INVESTMENTS (Cost $324,441)		324,441

TOTAL INVESTMENTS – 100.7%
(Cost $19,916,520)		20,045,868

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(145,399)

TOTAL NET ASSETS – 100.0%		$19,900,469

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2011 (Unaudited)

Assets:
Investments, at value (cost $19,916,520)	$20,045,868
Receivable for securities sold	209,285
Receivable for capital shares sold	174,902
Dividends and interest receivable	14,076
Other assets	19,757
Total Assets	20,463,888

Liabilities:
Payable for capital shares redeemed	500,991
Distribution expense payable	23,048
Payable to Investment Manager (See Note 5)	11,177
Payable to Trustees	1,213
Accrued expenses and other liabilities	26,990
Total Liabilities	563,419
Net Assets	$19,900,469

Net Assets Consist of:
Capital stock	$20,964,505
Accumulated net realized loss on investments sold	(1,193,384)
Net unrealized appreciation on investments	129,348
Total Net Assets	$19,900,469

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$11,690,187
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,104,752
Net asset value and redemption price per share	$10.58
Maximum offering price per share	$11.20

CLASS C:
Net Assets	$8,210,282
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	803,475
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$10.22

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2011
(Unaudited)
Investment Income:
Dividend income	$93,883
Interest income	299
Total investment income	94,182

Expenses:
Investment management fee (See Note 5)	102,441
Distribution expense – Class A (See Note 6)	15,186
Distribution expense – Class C (See Note 6)	41,698
Shareholder servicing and accounting costs	33,016
Federal and state registration	17,220
Professional fees	12,160
Administration fee	10,520
Custody fees	3,448
Trustees’ fees and expenses	2,760
Reports to shareholders	1,866
Other	1,358
Total expenses	241,673
Expense reimbursement by Investment Manager (See Note 5)	(46,494)
Net expenses	195,179
Net investment loss	(100,997)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	733,959
Change in unrealized appreciation/depreciation on investments	(3,047,483)
Net realized and unrealized loss on investments	(2,313,524)
Net Decrease in Net Assets Resulting from Operations	$(2,414,521)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2011	Year Ended
	(Unaudited)	June 30, 2011
Operations:
Net investment loss	$(100,997)	$(241,406)
Net realized gain on investments	733,959	1,930,426
Change in unrealized appreciation/depreciation on investments	(3,047,483)	3,766,559
Net increase (decrease) in net assets resulting from operations	(2,414,521)	5,455,579

Net increase (decrease) in net assets from
Fund share transactions (Note 7)	(782,174)	3,487,296

Total Increase (Decrease) in Net Assets	(3,196,695)	8,942,875

Net Assets:
Beginning of period	23,097,164	14,154,289
End of period	$19,900,469	$23,097,164

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the		For the	For the	For the	For the	Nov. 1,
	Six Months		Year	Year	Year	Year	2006(1)
	Ended		Ended	Ended	Ended	Ended	through
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2011		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value –
Beginning of Period	$11.79		$8.57	$7.08	$8.32	$11.94	$10.00
Investment Operations:
Net investment income (loss)(2)	(0.04)		(0.10)	(0.06)	(0.05)	(0.07)	0.03
Net realized and unrealized
gain (loss) on investments	(1.17)		3.32	1.55	(1.19)	(3.49)	1.91
Total from
investment operations	(1.21)		3.22	1.49	(1.24)	(3.56)	1.94
Distributions from:
Net investment income	—		—	—	—	(0.01)	—
Net realized gain on investments	—		—	—	—	(0.05)	—
Total distributions	—		—	—	—	(0.06)	—
Net Asset Value –
End of Period	$10.58		$11.79	$8.57	$7.08	$8.32	$11.94
Total Return‡	(10.26	)%*	37.57%	21.05%	(14.90)%	(29.93)%	19.40	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.05	%**	2.06%	2.31%	2.60%	2.17%	3.21	%**
After expense waiver and/or reimbursement	1.60	%**	1.60%	1.60%	1.60%	1.60%	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.13	)%**	(1.37)%	(1.37)%	(1.69)%	(1.27)%	(1.15	)%**
After expense waiver and/or reimbursement	(0.68	)%**	(0.91)%	(0.66)%	(0.69)%	(0.70)%	0.46	%**
Portfolio turnover rate(3)	26.31%		61.37%	69.78%	107.54%	100.57%	19.09%
Net assets at end of
period (000 omitted)	$11,690		$13,604	$7,112	$5,190	$5,943	$8,647

‡	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the		Nov. 1,
	Six Months		Year	Year	Year	Year		2006(1)
	Ended		Ended	Ended	Ended	Ended		through
	Dec. 31,		June 30,	June 30,	June 30,	June 30,		June 30,
	2011		2011	2010	2009	2008		2007
	(Unaudited)
Net Asset Value –
Beginning of Period	$11.43		$8.37	$6.96	$8.25	$11.92		$10.00
Investment Operations:
Net investment loss(2)	(0.07)		(0.17)	(0.12)	(0.10)	(0.14)		(0.02)
Net realized and unrealized
gain (loss) on investments	(1.14)		3.23	1.53	(1.19)	(3.48)		1.94
Total from
investment operations	(1.21)		3.06	1.41	(1.29)	(3.62)		1.92
Distributions from:
Net investment income	—		—	—	—	(0.00	)(3)	—
Net realized gain on investments	—		—	—	—	(0.05)		—
Total distributions	—		—	—	—	(0.05)		—
Net Asset Value –
End of Period	$10.22		$11.43	$8.37	$6.96	$8.25		$11.92
Total Return‡	(10.59	)%*	36.56%	20.26%	(15.64)%	(30.45)%		19.20	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.80	%**	2.81%	3.06%	3.35%	2.92%		3.96	%**
After expense waiver and/or reimbursement	2.35	%**	2.35%	2.35%	2.35%	2.35%		2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.88	)%**	(2.12)%	(2.12)%	(2.44)%	(2.02)%		(1.90	)%**
After expense waiver and/or reimbursement	(1.43	)%**	(1.66)%	(1.41)%	(1.44)%	(1.45)%		(0.29	)%**
Portfolio turnover rate(4)	26.31%		61.37%	69.78%	107.54%	100.57%		19.09%
Net assets at end of
period (000 omitted)	$8,210		$9,493	$7,042	$5,945	$8,298		$8,021

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Amount is less than (0.005) per share.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$107,073,450	$—	$—	$107,073,450
Consumer Staples	22,671,940	—	—	22,671,940
Energy	21,062,460	—	—	21,062,460
Financials	58,350,432	—	—	58,350,432
Health Care	82,702,960	—	—	82,702,960
Industrials	85,567,250	—	—	85,567,250
Information Technology	94,449,650	—	—	94,449,650
Materials	27,528,920	—	—	27,528,920
Total Equity	499,407,062	—	—	499,407,062
Short-Term Investments	18,782,129	—	—	18,782,129
Total Investments in Securities	$518,189,191	$—	$—	$518,189,191

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Consumer Discretionary	$5,727,355	$—	$—	$5,727,355
Consumer Staples	537,420	—	—	537,420
Financials	2,054,892	—	—	2,054,892
Health Care	2,173,800	—	—	2,173,800
Industrials	4,174,080	—	—	4,174,080
Information Technology	4,754,810	—	—	4,754,810
Materials	299,070	—	—	299,070
Total Equity	19,721,427	—	—	19,721,427
Short-Term Investments	324,441	—	—	324,441
Total Investments in Securities	$20,045,868	$—	$—	$20,045,868

There were no significant transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after December 31, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

THE OLSTEIN FUNDS

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$116,479,188	$158,199,043
Strategic Fund	$5,315,315	$5,471,732

THE OLSTEIN FUNDS

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$530,098,761	$20,067,674
Gross unrealized appreciation	$107,957,330	$4,276,436
Gross unrealized depreciation	(27,413,140)	(1,155,042)
Net unrealized appreciation	$80,544,190	$3,121,394
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(248,979,544)	$(1,871,906)
Total accumulated gains (losses)	$(168,435,354)	$1,249,488

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At June 30, 2011, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Expiring in 2017	$90,581,251	$—
Expiring in 2018	158,398,293	1,871,906
Total capital loss carryforwards	$248,979,544	$1,871,906

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

The Funds made no distributions of ordinary income and long-term capital gains during the six months ended December 31, 2011 and year ended June 30, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each Fund will be per-

THE OLSTEIN FUNDS

mitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2008 through June 30, 2011. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2011.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the six months ended December 31, 2011, the All Cap Value Fund incurred investment management fees of $2,683,337, with $440,133 payable to the Investment Manager as of December 31, 2011.  For the same period, the Strategic Fund incurred management fees of $102,441,

THE OLSTEIN FUNDS

with $11,177 net payable to the Investment Manager as of December 31, 2011. The investment manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2012 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2012	$108,501
2013	100,047
2014	90,126
2015	46,494
Total	$345,168

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class and further amended and restated effective October 1, 2007), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For

THE OLSTEIN FUNDS

the six months ended December 31, 2011, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $2,399,511 for Class C and $70,957 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the six months ended December 31, 2011, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $15,186 for Class A and $41,698 for Class C shares.

During the six months ended December 31, 2011, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2011, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Six Months Ended		Year Ended
	December 31, 2011		June 30, 2011
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	321,748	$3,737,104	1,753,597	$21,071,537
Shares redeemed	(4,122,273)	(48,450,938)	(7,173,067)	(86,426,663)
Net decrease	(3,800,525)	$(44,713,834)	(5,419,470)	$(65,355,126)

Shares Outstanding:
Beginning of period	42,193,403		47,612,873
End of period	38,392,878		42,193,403

	Six Months Ended		Year Ended
	December 31, 2011		June 30, 2011
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	121,805	$1,635,290	958,337	$12,525,944
Shares redeemed	(517,359)	(6,797,866)	(1,190,766)	(15,689,365)
Net decrease	(395,554)	$(5,162,576)	(232,429)	$(3,163,421)

Shares Outstanding:
Beginning of period	4,450,878		4,683,307
End of period	4,055,324		4,450,878
Total Net Decrease		$(49,876,410)		$(68,518,547)

THE OLSTEIN FUNDS

Strategic Fund
	Six Months Ended		Year Ended
	December 31, 2011		June 30, 2011
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	105,314	$1,078,330	400,802	$4,390,329
Shares redeemed	(154,686)	(1,588,346)	(76,533)	(817,106)
Net increase (decrease)	(49,372)	$(510,016)	324,269	$3,573,223

Shares Outstanding:
Beginning of period	1,154,124		829,855
End of period	1,104,752		1,154,124

	Six Months Ended		Year Ended
	December 31, 2011		June 30, 2011
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	57,941	$591,809	126,415	$1,372,873
Shares redeemed	(85,307)	(863,967)	(136,842)	(1,458,800)
Net decrease	(27,366)	$(272,158)	(10,427)	$(85,927)

Shares Outstanding:
Beginning of period	830,841		841,268
End of period	803,475		830,841
Total Net Increase (Decrease)		$(782,174)		$3,487,296

8
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the six months ended December 31, 2011, the Fund did not draw upon the line of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS
Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 14, 2011, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages The Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were approved

THE OLSTEIN FUNDS

by the full Board, as well as by the Trustees who are not “interested persons”(as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal.  Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions.  The information specifically requested by the Board in connection with the proposed renewal included special reports based on information prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The independent Trustees reviewed and discussed the materials provided by management in connection with the proposed renewals of the Investment Management Agreements.  The independent Trustees discussed their responsibilities in connection with the proposed renewal of the agreements for the All Cap Fund and the Strategic Fund (collectively, the “Funds”) with their independent legal counsel.  The independent Trustees considered the following factors:  (1) the nature and quality of the services provided to the Funds by the Adviser; (2) a comparison of each Fund’s performance versus its respective benchmark indices and versus the performance of comparable funds; (3) periodic meetings with the Adviser’s portfolio managers to judge competence and determine their responsibilities; (4) the Adviser’s costs for providing the services and the profitability of the Fund’s business to the Adviser; (5) fees and expenses incurred by the Funds and their shareholders; (6) economies of scale in relation to the fee schedule; and (7) an evaluation of soft dollar benefits and any other benefits to the Adviser or the Funds as a result of the relationship between the Funds and the Adviser.

In reviewing the nature and quality of services provided by the Adviser, the independent Trustees recognized that the Olstein investment philosophy and its proprietary “private equity market valuation” techniques and proprietary

THE OLSTEIN FUNDS

assessment of “quality of earnings” were unique and would be difficult to replace.  The independent Trustees noted the Adviser’s commitment to the research necessary to support such techniques by the Adviser’s decision to retain its full complement of analysts despite the severe economic downturn since 2007.   The independent Trustees acknowledged that the Adviser devoted significant personnel time to managing the Funds because the Funds currently comprise all of the Adviser’s assets under management.  The independent Trustees further acknowledged that the portfolio management team was personally committed to the Funds through their significant personal investment in the Funds.  The independent Trustees expressed their satisfaction with the level of information about the Funds and the Adviser that they received throughout the year.  They also noted that they were particularly satisfied with the information provided by the Adviser in response to their Section 15(c) investment advisory agreement contract renewal information request.  In addition to the investment management services provided by the Adviser to the Funds, the independent Trustees noted that, among other things, the Adviser interacted with the Trustees; supervised Fund legal counsel; prepared Board materials and prospectuses; provided chief compliance officer support, overhead and other regulatory compliance assistance; conducted service provider oversight and due diligence, and assisted in public relations and distribution.  The independent Trustees expressed their satisfaction with such services.

The independent Trustees stated that it was important to them that management have high ethical standards and expressed their confidence in the integrity of the Adviser’s principals and key personnel.  The independent Trustees expressed appreciation for the complete compliance reports received on a quarterly and annual basis and noted the absence and relative insignificance of the compliance issues raised from time to time.

Because of the importance of Fund performance to shareholders, the independent Trustees examined the Funds’ performance against indices and appropriate peer groups.  The data provided showed that as of June 30, 2011, the All Cap Fund’s performance was in the following quartile of its Lipper peer group for the most recent one-year, three-year, five-year, ten-year, and fifteen-year time period, respectively:  4th, 3rd, 4th, 4th, and 1st.  The independent Trustees also reviewed the performance of the All Cap Fund through June 30, 2011 compared to the S&P 500® Index and the Russell 3000® Index.  The All Cap Fund had significantly outperformed the S&P 500® Index for the 15-year and “since inception” time periods; performed in line or slightly outperformed the S&P 500® Index for the 10-year and 3-year time periods; and had under-

THE OLSTEIN FUNDS

performed such index for the 5-year and 1-year time periods.  The All Cap Fund had similarly outperformed the Russell 3000® Index for the 3-year, 15-year and “since inception” time periods.  However, for the remaining time periods, the All Cap Fund had underperformed such index.

The independent Trustees also examined the All Cap Fund’s performance against a peer group selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the All Cap Fund at June 30, 2011 was in the 4th quartile, 3rd quartile, 4th quartile, 3rd quartile, and first quartile of performance for the one-year, three-year, five-year, ten-year, and fifteen-year time periods, respectively.

The independent Trustees were very satisfied with the All Cap Fund’s performance for the 15-year time period, particularly in light of the fact that, based on Sharpe ratio information provided by the Adviser, the results were not obtained at the expense of increased risk.  However, the independent Trustees were not satisfied with the performance of the All Cap Fund for the time periods other than 15 years.  Nonetheless, the independent Trustees were impressed with the Adviser’s dedication to its investment management style and practice and observed that, because of its style, the All Cap Fund could suffer relative performance declines in down trending markets as a result of the Adviser’s longer-term investment philosophy which places less emphasis on short-term stock fluctuations, and greater emphasis on purchasing stocks at what the Adviser believes to be bargain prices when considering the longer-term time horizon.  The last 10 years had included two brutal market declines which would have adversely affected the All Cap Fund disproportionately relative to its peers.  The independent Trustees also observed that the subpar performance of the All Cap Fund during the time period from June 2007 to January 2009 resulted primarily from the All Cap Fund’s overweighting, relative to peers and indices, of financial sector stocks (the performances of which were particularly weak during such time period) and underweighting, relative to peers and indices, of energy and commodity-related stocks.  Despite the Fund’s subpar performance during this short time period, the independent Trustees were satisfied that the Fund continued to apply the Adviser’s stated discipline.

The independent Trustees also reviewed the performance through June 30, 2011 of the Strategic Fund (Class C) compared to a Lipper peer group.  The Strategic Fund had performance which was in the 1st quartile of the Lipper

THE OLSTEIN FUNDS

peer group in the one-year time period and in the 1st quartile in the three-year time period.  The independent Trustees also reviewed such Fund’s performance through June 30, 2011 compared to the S&P 500® Index and Russell 2500® Index.  The Strategic Fund had outperformed the S&P 500® Index “since inception” and for the three-year time period, but underperformed such index for the one-year time period.  The Strategic Fund had outperformed the Russell 2500® Index for the three year time period but underperformed such index for the other periods.  The independent Trustees also examined the Strategic Fund against a peer group selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the Strategic Fund at June 30, 2011 was in the 2nd quartile for both the one-year and three-year time periods.

The independent Trustees concluded that the performance of the Strategic Fund was good.  Several independent Trustees noted that the short time period of the Fund’s operation and the small size of the Fund meant that performance would predictably be more volatile than the performance of peer funds and indices.  The independent Trustees lauded the fact that the portfolio managers had consistently applied the Fund’s investment style and mandate since inception and were satisfied with the performance results thus far.

The independent Trustees then considered the Funds’ costs.  Prior to the Board meeting, they had reviewed a comparison of expenses and investment advisory fees which showed that the All Cap Fund’s total expense ratios were in the highest quartile of such Fund’s Lipper category.  The Trustees also noted that the Fund’s 1.00% advisory fee was in the highest quartile of its Lipper category.  The Adviser stated that it had no plans to limit expenses or waive any fee for the All Cap Fund.  The independent Trustees acknowledged that the expense ratios and advisory fees were very high.  In that vein, the Adviser noted that an essential component of executing its investment process is the maintenance of a robust staff of investment and research professionals.  However, they noted that a contributing factor to the high expense ratio for the Class C shares was the high 12b-1 fee which the All Cap Fund had to charge to get competitive distribution opportunities and that the independent Trustees believed that such fees helped stockholders in the long run.  Apropos of this observation, the independent Trustees noted that the expense ratio for the Adviser Class shares was closer to the Lipper average expense ratio due to its lower 12b-1 fee and was more comparable to other funds without Class C shares.

THE OLSTEIN FUNDS

Because the Adviser obtains economies of scale with larger amounts of assets under management, the Trustees examined the current break points in the fee schedule for the All Cap Fund.  The Trustees expressed satisfaction with the current break points and hoped that stockholders would be able to benefit from such break points if the All Cap Fund could achieve the necessary scale.

The Lipper comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios, after contractual fee waivers were in the fourth (highest) quartile and the third quartile, respectively, of such Fund’s Lipper category.  The independent Trustees also noted that the Strategic Fund’s 1.00% advisory fee was also in the second quartile of its Lipper category.  The independent Trustees believed that the fee was appropriate.  Moreover, the Adviser agreed to limit expenses and waive fees on the same terms as are currently in existence through October 28, 2012.

The independent Trustees reviewed the Adviser’s audited financial statements and considered the Adviser’s profitability for the last three years.  The independent Trustees observed that the Adviser makes significant payments out of its own funds for shareholder servicing and other revenue sharing payments and discussed the nature and extent of revenue sharing.  The Adviser’s Section 15(c) investment advisory agreement renewal materials reported the many steps taken to preserve profitability and the Adviser’s continuing ability to provide the level of services required by the Funds.  The independent Trustees expressed appreciation for the Adviser’s actions to preserve its ability to deliver appropriate services in a challenging economic environment.

Several of the independent Trustees expressed the belief that the unique services provided by the Adviser, the integrity of the Adviser, and the excellent fifteen-year performance of the Adviser warranted an above median fee, and as a result, the independent Trustees considered the fees and expenses of both Funds to be reasonable.

The independent Trustees also considered and discussed separately with the Funds’ Chief Compliance Officer the soft dollar benefits that accrue to the Adviser from its relationships with the Funds and were satisfied with the results of such discussions.

The independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts; receipt of economic and fundamental research reports through soft dollar arrangements; receipt of proprietary

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research products and reports from broker-dealers as a benefit to best execution trading relationships with broker-dealers; and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and the Fund’s current and reasonably anticipated asset levels and that the management agreements for both Funds should be approved and renewed for an additional year.

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PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Olstein	Can you limit
	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?

What we do

How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account

Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

THE OLSTEIN FUNDS

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the
Fund. The report is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.
(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     March 6, 2012

By (Signature and Title)                      /s/Michael Luper
Michael Luper, Treasurer

Date     March 6, 2012